Championing a Smoke-Free World Europe Investor Focus Event June 24, 2025 Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding expected financial or operational performance; investment strategies; market expectations; regulatory outcomes; sustainability plans; business plans and strategies. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco and / or nicotine use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of natural disasters and pandemics on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; recent and potential future trade tariffs imposed by the U.S. and other countries, adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to introduce, commercialize, and grow smoke-free products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our smoke-free business’ performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2024 and the Form 10-Q for the quarter ended March 31, 2025. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations • References to “PMI”, “we”, “our” and “us” mean Philip Morris International Inc, including its subsidiaries 2 Exhibit 99.1

Glossary and Key Terms and Definitions • A glossary of terms as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website with additional non-GAAP reconciliations and term definitions available at the end of this presentation 3 Championing a Smoke-Free World Europe Investor Focus Event: Region Overview June 24, 2025 Massimo Andolina, President Europe Region

Massimo Andolina



- **President PMI Europe Region** since January 2023
- Previously **Senior Vice President PMI Operations**, held since January 2018
- Joined Philip Morris in Lausanne in 2008 as **Director Operations Planning**. In 2011, he became **Vice President Operations of the Latin America and Canada Region** and two years later moved to oversee **European Union Region's Operations**. In 2016, he was appointed **Vice President Business Transformation**
- Prior to joining PMI, held a variety of international positions in strategic marketing and general management for **Tetra Pak International** Mr. Andolina holds a degree in **mechanical engineering** from the **University of Palermo**, Italy, and an **MBA from IMD** in Lausanne, Switzerland

5

Europe Overview

42 markets with **27 EU**[a] member states



EU member states
Non-EU member states

Population of ~590m[b]

$24,903bn nominal GDP[b]
$41,189 GDP/capita

+1.1% Real GDP Growth[c]
+0.5pp vs. PY

2.6% Inflation rate[b]

6.0% Unemployment rate[b]



GDP/capita, $ '000[c]
Luxembourg
132
Switzerland
104
Germany
55
UK
53
France
46
Italy
40
Spain
35
Poland
25
Greece
25
Bulgaria
18

(a) EU member states: Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain (incl. Canary Islands), Sweden. Non-EU markets: Albania, Andorra, Bosnia & Herzegovina, Iceland, Kosovo, North Macedonia, Norway, Moldova, Monaco, Montenegro, Ukraine, United Kingdom, Serbia, Switzerland. (b) Region Europe (40 countries, excl. Canary Islands and Monaco), Oxford Global Economics August 2024 (c) European Union, 2024, IMF (World Economic Outlook October 2024) - GDP per capita, current prices, World Economic Outlook (October 2024) - Real GDP growth).

6

PMI Footprint in Europe

- Global Operations Center in Switzerland
- 21.5k direct employees in EU in 2023 (80.5k indirect jobs in supply chain network)(b)
- 20 Manufacturing sites (10 producing SFPs)
- 2.9x higher employment productivity vs. EU average (2023)(b)
- >950 granted patents(a) (Top 100 patent filer in Europe)
- Top Employer certification for 14 affiliates in 2024

PMI's contribution to EU economy (2019-2023)(b)

€ ~289bn

~0.4% of EU GDP in 2023

- € ~181bn Tax revenues from PMI
- € ~94bn Economic impact
- € ~14bn Retailers' value

€ 33bn total export

€ 20bn investment in supplier network

(a) PMI patents granted by the European Patent Office from 2019 – 2023. PMI consistently listed in Top 100 European Patent Applicants since 2014. Source: European Patent Office statistics. (b) Economic footprint of PMI in the EU 2019-2023, prepared by EY Parthenon at the request of Philip Morris International (PMI) to assess the economic, social, and cognitive impact of PMI's activities on the socio-economic development of the EU. Note: A glossary of relevant terms is available in the appendix at the end of this presentation

7

Strong PMI Performance in Europe, Largest Region by OI

	FY'24	5Y CAGR(b)	% of total PMI
Shipment Volume(a)	216.3bn	+0.8%	29%
Net Revenues	$15.7bn	+7.2%	41%
Adj. Operating Income	$7.0bn	+7.3%	48%

(a) Shipment volume includes HTUs and Cigarettes. (b) Compound annual growth rate 2020-2024, excluding currency and acquisitions. Source: PMI Financials or estimates

8

Strong Leadership in Top European Markets…

Top 10 Europe Region Markets 2024[a]
(billion units)



74
69
58
44
38
29
26
20
16
15
Italy
Germany
Poland
Spain
Ukraine
Romania
France
Bulgaria
Greece
UK



40%
Europe Region
Tot. PMI SoM
(FY'24)

	Italy	Germany	Poland	Spain	Ukraine	Romania	France	Bulgaria	Greece	UK
Total PMI SoM	53%	39%	44%	29%	35%	21%	41%	24%	46%	14%
Ranking	#1	#1	#1	#1	#1	#3	#1	#2	#1	#3

(a) Top 10 Europe Region markets ranked by 2024 HTU and Cigarette total combined market IMS. Source: PMI Financials or estimates

9

…with Impressive Smoke-Free Revenue Growth in <10 Years…

Europe Region Annual Smoke-Free NR
($ billion)



ZYN
~$7bn
~45% of Europe NR
~48% of PMI SF NR
0.1
0.3
0.9
1.9
3.0
4.5
5.5
6.5
2016
2017
2018
2019
2020
2021
2022
2023
2024

	2016	2017	2018	2019	2020	2021	2022	2023	2024
# of SFP markets	12	24	26	30	34	37	37	37	39

Source: PMI Financials or estimates

10

...and *IQOS* #1 PMI Nicotine Brand in Europe in <7 Years

Europe Region Annual Net Revenues[(a)]
($ billion)



Marlboro
IQOS
2016
2017
2018
2019
2020
2021
2022
2023
2024

IQOS Net Revenues ~$6bn FY'24

IQOS >3x volumes vs. closest SFP competitor in key EU markets[(b)]

(a) *Marlboro* includes *Marlboro* total Cigarettes and OTP, *IQOS* represents HTUs and *IQOS* devices net revenues. (b) Based on Nielsen in 3 representative large markets – Czech Republic, Germany and Romania. Source: PMI Financials or estimates

11

Leadership in Brand Equity Driving Sustainable Growth

Meaningful Difference Index
(Kantar Brand Equity Advisor 2024)



Gap vs. closest competitor
IQOS (a)
144
+35
Marlboro (b)
143
+36
ZYN (c)
92
+2

Meaningful Difference Index[(d)]
(Kantar BrandZ EU 2024)

APPLE	~140
COCA-COLA	~140
NESPRESSO	~120
HEINEKEN	~115
L'OREAL	~115

(a) *IQOS* within all SFPs, based on Kantar Brand Equity Advisor 2024 in Top 10 HnB markets in Europe. Meaningful Difference Index gap is calculated by comparison vs main SFP competitor within these 10 markets . (b) *Marlboro* within CC, based on Kantar Brand Equity Advisor 2024 in 7 European markets. (c) *ZYN* within all SFPs, based on Kantar Brand Equity Advisor 2024 in 8 European markets. Closest competitor within NP category is *Velo* and Meaningful Difference Index gap is calculated by comparison within these 8 markets (d) Kantar BrandZ EU 2024 data – Meaningful Difference of each brand calculated relatively to other brands within the same category. Note: Meaningful difference index based on average of Meaningful and Difference metrics. Source: PMI Market Research

12

Total Industry: Growth for SFP, While CC Declines

Estimated CC Industry Volume[(a)]
(Indexed, 2020=100)


CAGR
(2%)
100
91
2020
2024

Estimated Smoke-Free Industry Volume[(b)]
(Indexed, 2020=100)


CAGR
+26%
100
249
2020
2024

(a) CC including cigarettes & OTP. (b) Based on reported IMS industry in 2020, on adjusted IMS industry thereafter. E-Vapor excluding open systems, Oral including Snus and Nicotine Pouches. Source: PMI Financials or estimates

13

European LANUs Have Embraced All SFP Categories


LANU
~110m
Exclusive CC
Smokers
~62m
57%
Exclusive HnB
~11m
10%
Exclusive E-Vapor
~11m
10%
Exclusive Oral
~4m
3%
Polyusers
~21m
20%

Note: Based on past 7-day use, Q4'24. LANU stands for Legal-Age Nicotine Users. E-vapor includes open systems. All categories include illicit. Polyusers includes those who use 2 or more categories, including CC. Source: PMI Market Research or estimates

14

Accelerated Expansion, Complementary Growth of All SFPs

of markets in Europe with PMI SFP platforms



37
37
39
Total SFP Markets
8
12
3 PMI SFPs
20
19
18
2 PMI SFPs
16
10
9
1 PMI SFP
2022
2023
2024

FY'24 Shipment Volume Growth in Europe

(change vs. PY, %, billion eq. units)

IQOS	+9%	+4.4bn
ZYN	+39%[(a)]	+0.3bn[(a)]
VEEV	>100%	+0.9bn

(a) *ZYN* reflects total nicotine pouch shipments. Source: PMI Financials or estimates

15

PMI LANU Acquisition in Europe: Diversified Across Categories

IQOS Sourcing



Oral
~5%
~15%
HnB
~20%
E-Vapor
~60%
Cigarettes

IQOS predominantly sources from CC and increasingly from e-vapor

ZYN Sourcing

(excl. Nordics)



Cigarettes
~10%
E-Vapor
~20%
~60%
Oral
~10%
HnB

ZYN initially sourcing from competition, with our focus on switching LAS

VEEV Sourcing



E-Vapor
~25%
~35%
Cigarettes
HnB
~40%

VEEV naturally sourcing at first from *IQOS* poly-users and with notable traction among CC LAS

Based on past 7-day use in Q4 2024, with all respondents declared as LANU. LANU stands for Legal-Age Nicotine Users. LAS stands for Legal-Age Smokers. Sourcing estimates shown correspond to the predominantly used nicotine containing product category declared by LANU, before purchasing *IQOS*, *ZYN* or *VEEV*. Sourcing by previous LANU's nicotine containing product usage state (i.e., Exclusive or Poly) is not available. Source: PMI Market Research or estimates

16

Increasing LAU Retention Within PMI SFP Franchise

VEEV & *ZYN* Share Within *IQOS* SFP Poly-Users in Europe



15%
Polyusers in
IQOS User base(a)
2x
16%
21%
25%
28%
32%
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

(a) 2024 average
Note: Based on past 7-day use, 2023 - 2024. LAU stands for Legal-Age Users. Source: PMI Market Research or estimates

17

Engaging LANU Responsibly with Youth Access Prevention (YAP)

PMI YAP in Indirect Retail Channel

>90% of shipment volume[a] covered by YAP programs

Trade Communication | **Trade Education** | **POSM Placement**



Letter with principles & key messages



Online & Offline Trade Education



THIS
STORE
CHECKS ID

Point of Sale Material

PMI YAP in Own Channels [b]

- Mystery Shopper Program: mandatory age verification through ID checks
- Scope: PMI Brand Retail and e-commerce (at delivery)
- Audit: Brand Retail shop staff and delivery couriers
- Coverage: Pan-European coverage
- Target: 100% success rate

(a) PMI aspiration. Total shipment volume includes cigarettes, other tobacco products (OTPs), and smoke-free product consumables. Data excludes Swedish Match and wellness and healthcare business. (b) Own channels include PMI Brand Retail shops and e-commerce (at delivery). Source: PMI Financials or estimates

18

19 IQOS: the Undisputed Leader in HnB 54 42 24 2020(a) 2022 2024 PMI HTU Adjusted IMS in Europe Region (billion units) 84% PMI HTU IMS Cat. Share FY’24 (a) For 2020 IMS is reported, adjusted thereafter. Source: PMI Financials or estimates 20 >2x

IQOS: Key Cities Lead National HTU Share Growth



PMI HTU Adj. SoM
(Q1'25)
National vs. Q1'22
Key City PMI HTU Offtake Share (Q1'25)
+11.5pp
Budapest 41.9%
35.0%
Hungary
+4.1pp
Vilnius 40.4%
29.5%
Lithuania
+9.3pp
Athens 34.4%
26.4%
Greece
+7.6pp
Lisbon 29.6%
22.4%
Portugal
+3.7pp
Rome 31.0%
18.4%
Italy
+3.2pp
Prague 23.5%
16.2%
Czech Rep.
+5.6pp
Zurich 20.2%
14.6%
Switzerland
+4.3pp
Bucharest 20.4%
10.3%
Romania
+3.8pp
Munich 13.2%
7.7%
Germany
+1.8pp
Madrid 9.6%
3.3%
Spain

Note: National and key city share of total market (CC + HTUs) as reported in Q1'25 Earnings. Source: PMI Financials or estimates

21

IQOS: Impressive Metrics Across the Consumer Journey

(Europe Region data)



IQOS Awareness
IQOS Devices Sales to LAS
Registration
Engagement Opt-in
Online Engagement
IQOS LAU
13.5m
IQOS Awareness within LANU(a)
IQOS devices to LAS sold via Experiential Touch-Points (b)
Registered IQOS devices (in all channels)
IQOS registered LAU, that accepted opt-in
IQOS LAU engaged online (CRM, IQOS Club, iqos.com)
LAU that switched to IQOS(c)
65%
51%
83%
81%
47%
72%

(a) *IQOS* awareness December 2024 3MMA (b) Experiential Touch-Points include PMI Brand Retail, iqos.com, *IQOS* Partners, Sales Experts. (c) Estimated users who have switched to *IQOS* and stopped smoking. Note: Estimated past 7-day use Q1'25. LANU stands for Legal-Age Nicotine Users, LAS stands for Legal-Age Smokers, LAU stands for Legal-Age Users.
Source: PMI Market Research, Financials or Estimates

22

IQOS: We Continue to Build an Iconic Brand

Europe Region Brand Activations (2024)
(mandatory age verification)

- **21** Markets with Brand Activation
- **23** Own Brand Events
- **166** Festivals & Plug-ins
- **>1.5m** Direct Consumer Contacts



Let's make this a night to remember.

Source: PMI Estimates

23

IQOS: ILUMA i Rolling Out Latest Device Innovation

IQOS ILUMA i PRIME	*IQOS ILUMA i*	*IQOS ILUMA i ONE*





Touch Screen
Pause Mode
FlexPuff
FlexBattery

- *IQOS ILUMA i* - latest device innovation
- Phased launch in 20 European markets to-date:
  - *IQOS ILUMA i PRIME* launched first in Q4'24, premium proposition
  - *IQOS ILUMA i* and *IQOS ILUMA i ONE* followed from Q1'25
  - Roll-out to complete in H2'25

24

IQOS: HTU Portfolio to Delight Distinct Consumer Needs...

Latest HTU Portfolio



LEVIA
ZERO TOBACCO
HEALTH WARNING
TO BE PLACED HERE

Recent launch of *LEVIA* across 18 European markets



DELIA
HEALTH WARNING
TO BE PLACED HERE

DELIA now present in 17 European markets

HTU Innovation Pipeline



LEVIA
BERRY PEARL
for IQOS ILUMA
HEALTH WARNING
TO BE PLACED HERE

LEVIA with Capsules
(launch in Europe, summer'25)



TEREA
AMBER
for IQOS ILUMA
HEALTH WARNING
TO BE PLACED HERE

New *TEREA* Design
(Czech Rep., Slovakia, Italy)

Source: PMI Financials or estimates

25

...Catering to Different Price Points



Illustrative Europe average
(TEREA RRSP(a) =100)
120
110
100
90
80
TEREA
LEVIA
DELIA
Competition HTUs
CC WAP(b)
Nicotine Pouches(c)
E-Vapor Pods(d)

(a) Price referring to Recommended Retail Selling Price (RRSP), illustrative calculated as approximate median value of respective products in available European markets in Jan'25 (b) CC WAP – Cigarettes Weighted Average Price per pack (c) E-Vapor Pods RRSP per Pod, for *VEEV* and key competitor brands (d) Nicotine Pouches RRSP per can – RRSP of *ZYN* & *VELO*

26

Cool Mint
ZYN
Mini

ZYN: Accelerated Geo-Expansion and Growth Across Europe

Europe Nicotine Pouch Shipments
(million cans)



23
ZYN European Markets Q1'25
+23%
12
15
>2x
Excl. Nordics
Q1'24
Q1'25

Nicotine Pouch IMS

Market	IMS
United Kingdom	>12x Q1'25 vs Q1'24
Poland[(a)]	~5x Q1'25 vs Q3'24
Austria[(b)]	~1.5x Q1'25 vs Q1'24

(a) *ZYN* launched in Poland in Jul'24 (b) *ZYN* launched in Austria in Feb'25, in addition to existing nicotine pouch brand *THUNDER*. Source: PMI Financials or estimates

28

ZYN: Vertical and Horizontal Portfolio Focusing on LAS 29 CORE Portfolio Nicotine Levels 11 mg 9–10 mg 6 mg 3–4 mg 1.5 mg • Mini Dry portfolio designed for LAS to switch • Mini >50% of ZYN portfolio outside of Nordics (Q1’25) • Slim Moist for existing Nicotine Pouch LAU in mature geographies Note: Products shown reflect illustration of ZYN portfolio, non-exhaustive. LAS stands for Legal-Age Smokers, LAU stands for Legal-Age Users. Source: PMI Financials or estimates ZYN: Building Category and Premium Brand 30 Note: All brand activations have age verification in place

E-Vapor ‘Made Right’ With Focus on VEEV ONE 32 VEEV NOW ULTRA 21 Markets with VEEV ONE 14 Markets with VEEV NOW ULTRA Source: PMI Financials or estimates VEEV ONE

VEEV ONE: Pods Leadership Growing Rapidly After Launch

Closed E-Vapor Market (Pods vs Disposables)
(IMS 2024)



Czech Republic
69%
54%
46%
31%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Poland
66%
55%
45%
34%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Disposables
Pods

***VEEV ONE* Shipments**
(million pods)



2.4x
11
26
Q1'24
Q1'25

Top-3 pod brand in 13 European markets[(a)] in <24 months



#1 Czech Rep.
#1 Slovakia
#1 Italy
#1 Romania
#1 Finland
#1 Greece
#2 Bulgaria
#2 Portugal
#3 France
#3 Germany
#3 Estonia
#3 Poland
#3 Belgium

(a) Based on Mar/ Apr '25 (based on availability) offtake third party data (Nielsen or equivalent). Estonia based on Dec'24. Source: PMI Financials or estimates

33

Latest Innovation: *VEEV inPRIME*



VEEV
inPRIME
HEALTH WARNING
VEEV
inPRIME
2800
HEALTH WARNING

- Anchored in 'Vaping Made Right' strategy for responsible, profitable growth
- Reinforce leadership in closed pod segment with proprietary technology
- Key benefits (vs. *VEEV ONE*):
  - Bigger cloud size, delivering a superior sensory experience with higher intensity of flavors
  - Larger battery capacity & faster charging
  - Responsive draw™ sensorial feedback
  - Up to 1,400 puffs/ pod (vs 1,000 puffs of *VEEV ONE*)
  - 80% of pod & device components are recyclable
  - Device body made from 75% recycled aluminium
  - Optimized cost profile

Source: PMI Financials or estimates

34

Secured CC Leadership and Value Creation to Fuel SFP Growth

Europe Cigarette Category Share

#1 TMO[a]

2022	2023	2024
34.2%	33.9%	34.1%

Marlboro Cigarette Category Share

#1 CC Brand

2022	2023	2024
16.8%	16.6%	17.1%

PMI Share in Low/ Super Low CC Segment

#1 in L/SL[b]

2022	2023	2024
25.6%	26.5%	27.6%

Europe Combustible Net Revenues

(% growth vs. PY)[c]

2022	2023	2024
(2%)	3%	6%

(a) TMO for Trade Mark Owner. (b) L/SL for Low/ Super Low. (c) Excluding currency. Source: PMI Financials or estimates

36

Europe Region: On Track For >2/3 Smoke Free NR by 2030

- Europe on track to achieve 50% Smoke-Free NR by 2025 and >2/3 by 2030
- Committed to deliver the benefits of Tobacco Harm Reduction to society
- Continued volume growth led by smoke-free products, with multicategory expansion:
  - Continued *IQOS* growth to overtake *Marlboro* in volume terms
  - Accelerated *ZYN* expansion, with focus on building category and brand
  - Continued profitable *VEEV* growth to reach leadership position within closed pod segment across Europe
- Maintain leadership in CC, led by *Marlboro* with sustained pricing power

15
Markets with SFP NR >50% (2024)

3
Markets with SFP NR >75% (2024)

Source: PMI Financials or estimates

37

PHILIP MORRIS INTERNATIONAL

Championing a Smoke-Free World

Europe Investor Focus Event: Regulatory Landscape

June 24, 2025

Christos Harpantidis,
Senior Vice President, External Affairs

Christos Harpantidis 39 Senior Vice President, External Affairs • Joined Papastratos, PMI’s Greek affiliate, in 2003, holding key commercial roles in Greece and abroad • From 2012 to 2015, worked at PMI’s Operations Center in Lausanne in sales strategy and new product commercialization • In 2015, became Chairman and Managing Director of Papastratos and Head of the EU South-East Cluster, leading the launch of IQOS and advancing PMI’s smoke-free vision • After serving as Area Vice President, South-East Europe Cluster, appointed Senior Vice President, External Affairs in May 2024 • Holds a physics degree from Aristotle University and a master’s in economics and an MBA from Kent University, UK Europe: Varied Landscape of EU and Non-EU Countries 40 EU member states Non-EU member states • 27 countries form the European Union (EU) with a single market • EU Customs Union allows duty-free movement of goods, including tobacco • 20 countries use the Euro as their official currency • 25 EU and 4 non-EU member states are in the Schengen Area (passport-free travel) • EU member states: tobacco regulation is fully or partially harmonized through three key directives • Non-EU member states: tobacco regulation is set by national rules

41 TPD aims to TPD harmonizes Member states • Facilitate the smooth functioning of the internal market while ensuring a high level of health protection, especially for youth • Ingredients • Health warning labels • Market access (ban on snus) • Tracking and tracing • Are free to regulate sales channels, smoking & use of SFPs in public places, age limits for tobacco and nicotine containing products purchase TPD aims to EU Regulation: Tobacco Products Directive (TPD, 2014) Applies to all tobacco products (smoking and smokeless), e-cigarettes, herbal products for smoking; doesn’t apply to new categories such as nicotine pouches • Harmonized under TPD:⎼ Market Access – notification/authorization in EU Member States(a)⎼ Flavors – characterizing flavor(b) ban from 2023 as extension of 2014 TPD⎼ Packaging / Labelling • Smokeless differentiated text-based health warning labels • Branded packaging permitted with only Finland, Ireland and Denmark requiring plain packaging • Member states: scientifically substantiated ‘off-pack’ consumer information on reduced formation permitted in Portugal, Italy, Cyprus and Greece based on product authorization 42 Heated Tobacco Products (HTPs) (a) In Malta, a heritage ban of all smokeless products remaining in National law. (b) Under the TPD, a characterizing flavor refers to a clearly noticeable smell or taste other than one of tobacco, resulting from an additive or a combination of additives

E-Cigarettes 43 • Harmonized under TPD:⎼ Market Access – notification⎼ Packaging / Labelling • Text-based health warnings for nicotine containing e-cigarettes • Branded packaging permitted with only Finland and Denmark requiring plain packaging⎼ Nicotine limits at 20mg/ml, pod size 2ml, and bottle size on open tanks 10ml • Member states:⎼ Flavors – 8 EU member states (& Norway) have flavor restrictions in place⎼ Disposable e-cigarettes – banned or due to be banned in France, Belgium, United Kingdom, with other regulators considering the same Nicotine Pouches 44 Regulations dealt with at a national level in EU Member States, as they are not regulated under the current Tobacco Products Directive (TPD) Market Access – EU member states Market Access – non-EU member states Category ban Restricted Access or proposed ban/restriction Sweden smoking prevalence ~5% (2024) Source: Public Health Agency of Sweden

45 TED aims to TED harmonizes Member states • Ensure the proper functioning of the internal market by preventing tax-related distortions • Support public health protection • Excise tax categories of manufactured tobacco products • The principles of taxation inc. tax structure & base (e.g., ad valorem and/or specific; weight of tobacco or per stick) • The minimum excise tax levels to be applied per each category • Are free to apply excise duty rates above the minimum, according to their own national needs Applies to manufactured tobacco products (cigarettes, fine-cut tobacco, cigars, cigarillos, and other smoking tobacco), doesn’t apply to e-cigarettes and new categories such HTPs and nicotine pouches EU Regulation: Tobacco Excise Directive (TED, 2011) Smoke-Free Products are Taxed Under National Regulations 46 • 21 EU member states + 8 non-EU countries have created a dedicated fiscal framework • 24 EU member states + 11 non-EU countries have created a dedicated fiscal framework • 13 EU member states + 5 non-EU countries have created a dedicated fiscal framework • SFPs are not covered under the existing TED, but EU member states as well as non-EU countries tax them under their national tax policies Heated Tobacco Products E-Cigarettes Nicotine Pouches

Countries Recognize the Relationship Between Tax Levels and the Different Risk Profiles of Nicotine & Tobacco Products

(Select Governmental Reports)

Italy: Court of Auditors Opinion on Budget 2023
*'The downward **differentiation** of these products (if referring to HTPs) theoretically responds to the **principle that the level of excise duties should have a correspondence with the extent of the social damage** caused by the consumption of these products.'*

Austria: Explanatory Notes to Tobacco Tax Act 2022
*'As a result of changes to the Tobacco Tax Act 2022, the tobacco tax for cigarettes, cigars, cigarillos, fine-cut tobacco and tobacco for heating is to be further restricted or adjusted in moderate steps in order [...] In addition, **'harm reduction' considerations should also be included in taxation.**'*

Poland: Parliamentary Office of Legislative Analysis
*'Meanwhile, a distinction should be made between the proven **harmfulness of different forms of nicotine supply**.'*
*'Based on the opinion (point IV) and possible studies (point V), arrange the excise tax in accordance with the message **less harm less tax.**'*

Romania: Fiscal Code Art 439
*'The non-harmonized excise duties are **special taxes** applied to the following products **with reduced risk potential:***
- Heated tobacco products – Liquids containing nicotine – Products intended for inhalation without combustion, containing tobacco substitutes, with or w/o nicotine.'

Czech Republic: The Action Plan Addiction Policy 2023-2025
*'**Tax settings** should be sought that take **increased account of the risk profile of individual products**, i.e., the aim is to set the tax (price) of alternative tobacco and nicotine products appropriately in relation to the price of tobacco products intended for smoking, and thus **economically motivate smokers to switch to less risky alternatives to smoking**.'*

Sweden: Government Press Release on Taxation
*'For snus, however, **there are reasons to lower that tax** instead. The tax on snus is today clearly lower than the tax on cigarettes and smoking tobacco, **because cigarettes and smoking tobacco are considered to pose a greater health risk**. The difference should be further reflected.'*

Ukraine: MoF Expert Opinion, 2024
*'In addition, the implementation of the proposed excise policy, namely **in terms of excise tax rates for HnB products, will create the conditions for the gradual replacement of traditional cigarette smoking with less harmful alternative tobacco products [...]**'*

47

Predictability Through Long-Term Excise Tax Plans

Long-term excise tax plans (LTPs) typically foster stability and predictability for industry and government revenues



Long-term Tax Plans (21)	Automatic Adjustment (5)	No LTP or indexation (16)
Austria (2023-2025)	Norway (CPI, annually)	Andorra
Italy (2023-2026)	Portugal (based on avg EU WAP[a])	Belgium
Kosovo (2022-2025)	Sweden (CPI, annually)	Bosnia & Herzegovina
Montenegro (2023-2025)	United Kingdom (RPI + 2%, annually)	Canary Islands
Serbia (2021-2025)	Hungary (CPI, annually)	Croatia
Albania (2022-2026)		Cyprus
France (2023-2026)		Denmark
Monaco (2023-2026)		Greece
Germany (2023-2026)		Iceland
Latvia (2024-2026)		Ireland
Moldova (2024-2026)		Luxembourg
Romania (2023-2026)		Malta
Czech Republic (2023-2027)		Monaco
Finland (2024-2027)		Netherlands
Lithuania (2024-2027)		Slovenia
Poland (2025-2027)		Spain
Estonia (2023-2028)		Switzerland
Slovakia (2025-2028)		
Ukraine (2025-2028)		
Bulgaria (2025-2029)		
North Macedonia (2024-2030)		

(a) Weighted Average Price

48

49 TAD harmonizes Member states • Eliminate barriers to the internal market • Ensure a high level of health protection • Ban on cross-border tobacco advertising in print media, radio, and online • Ban on certain sponsorship of events or activities with cross-border effects • Are free to regulate their own advertising rules within their territories TAD aims to EU Regulation: Tobacco Advertising Directive (TAD, 2003) Applies to all tobacco products and e-cigarettes; doesn’t apply to new categories such as nicotine pouches EU Institutional Structure in Law-Making • European Commission – The leadership consists of 27 Commissioners, one from each EU member state – Exclusive competence to propose legislation • European Parliament – Consists of 720 MEPs directly elected by EU citizens every five years – Reviews, amends and adopts legislative proposals • Council of the European Union – Consists of government ministers from each EU member state – Reviews, amends and adopts legislative proposals 50

Legislative procedures of EU Tobacco Directives • TPD and TAD: Ordinary legislative procedure:⎼ College of Commissioners (27 Commissioners) adopts proposals for new/revision of a directives⎼ The European Commission submits a proposal to the Council and the European Parliament⎼ The Council and Parliament adopt the proposal by qualified majority(a) and simple majority, respectively • TED: Special legislative procedure:⎼ College of Commissioners will adopt the proposal for the revision of TED⎼ The Commission submits the proposal to the Council⎼ The Council must adopt unanimously by all 27 member states (Parliament is only consulted) • Member states must then transpose the directive into national law within a set deadline 51 (a) Qualified majority: at least 15 out of 27 EU member states must vote yes and those 15 countries must represent at least 65% of the EU’s total population Summary: Positive Momentum In Complex Environment • Over 110m LANU in Europe deserve the right to information about better alternatives to cigarettes & access to smoke free products • Banning or severely restricting SFPs, while allowing the sale of combustible cigarettes, is a clear policy mistake and perpetuates smoking • In most European countries differentiated regulatory treatment of SFPs is already in place: • Fiscal differentiation applies across almost all European countries and across all categories of nicotine products, while 11 countries already apply fiscal differentiation based on their risk profiles • Even for the emerging Nicotine Pouches category, 15 countries have a regulatory framework, and 18 countries have a fiscal classification ahead of major EU legislative milestones • European legislative process is slow and complex but offers the opportunity for constructive debate between member states and the Commission, and significant room for legislative adaptations at country level • We believe EU member states differentiated treatment of SFP categories is a very good predictor for the upcoming EU Directives 52

Championing a Smoke-Free World Europe Investor Focus Event: Italy Overview June 24th, 2025 Pasquale Frega, Managing Director Italy Pasquale Frega •Managing Director of Philip Morris Italy since Feb’25 • 20+ year experience in Pharmaceutical industry in Europe and the Americas •Most recently served as President for Canada and Latin America at Novartis. Prior to this, Country President for Novartis Italy, securing its #1 position in the Pharma industry in the country • Demonstrated track record of stakeholder engagement to shape adequate regulatory environments 54

Italy: Third Largest Economy in EU

- Demographics & GDP:
  - Population ~59m (70% Urban)
  - GDP '25 +0.6%; '24 +0.7%
  - GDP per capita ~$40k
- Unemployment 6.2% in '24 (Youth 19.4%)
- Inflation '25: 1.5%; '24: 1.0%
- 5th largest exporter globally ($675bn in 2024[a])
- ~68m tourists in 2024[b]
  - ~11% from USA


TURIN
MILAN
BOLOGNA
GENOA
FLORENCE
ROME
BARI
NAPLES
PALERMO
CATANIA

(a) Trading Economics, United Nations Data. (b) ISTAT, 2023. Top ten cities by population reported in the map. Source: ISTAT (Dec'24 Actual data), Banca d'Italia (2025 Estimate in Apr'25), Istituto Superiore di Sanità, 2024, Logista

55

Stable Regulatory, Fiscal and Distribution Framework

Regulatory
- Regulatory differentiation between SFPs and combustible
- Whole-of-government approach for international engagement

Fiscal
- Fiscal categories established for all SFP products
- Stable taxation for all nicotine products
- Substantial excise differential between combustible and smoke-free products

Licensing System
- State controlled Tobacco Sales licensing system (~50k POS)
- Monopolies Agency (ADM) oversight of entire process

56

PM Italy: Integrated Value Chain From Leaf To Recycling...

Tobacco Leaf and Innovation hub	Bologna Manufacturing Hub	Institute for Manuf. Competences	Owned and third-party retail network	Digital Service Centers	End-of-Life
Purchasing 50% of domestic tobacco leaf production	Largest Greenfield investment in Italy in the 21st century[a]	Recognized cross-Industry leader in manufacturing 4.0 innovation	Industry Best Practice in Europe	Serving >4 million consumers and retailers across Italy	Local recycling centers for *IQOS* and *VEEV* devices



(a) "Largest Greenfield Factory in Italy in the 2000s, on 310 000 sqm of which 110 000 for the production site" Studio 4 Capitali – Ambrosetti, 2023
Source: Studio 4 Capitali – Ambrosetti, 2023

57

..Significantly Contributing to the Italian Economy

~€10.1bn
(0.5% GDP)
PMI total contribution to Italian economy in '22

~€1.4bn
Investment in manufacturing technology and innovation[a]

PHILIP MORRIS MANUFACTURING & TECHNOLOGY BOLOGNA S.p.A.

PHILIP MORRIS ITALIA

~41,000 jobs
Of which ~3,000 direct
Job Creation across the entire Value Chain

~€1.9bn
(7y CAGR 40%)
PMI in Italy total export value in '23

(a) Investment in 2013-2022. Source: Studio 4 Capitali – Ambrosetti, 2023. Note: A glossary of relevant terms is available in the appendix at the end of this presentation

58

~60% of LANUs Choose Smoke Free Products



LANU
~13m
~60%
SFP
Incidence
Exclusive CC
Smokers
~5m
~40%
Exclusive HnB
~3.5m
~27%
Exclusive E-Vapor
~1m
~7%
Exclusive Oral
~0.1m
~1%
Polyusers
~3.4m
~26%

Note: Based on past 7-day use, Q4'24. LANU stands for Legal-Age Nicotine Users. E-vapor includes open systems. All categories include illicit. Polyusers includes those who use 2 or more categories, including CC. Source: PMI Market Research or estimates

59

PMI Success Across All Categories



Il fumo riduce
la fertilità
Marlboro

Cigarettes

46% SoC[(a)]

Market leader



HnB

83% SoC[(b)]

Market leader



E-Vapor

32% SoC[(c)]

Market leader

Closed pods



Cool Mint
ZYN
Mini

Nicotine Pouches

13% SoC[(d)]

Pilot Launch in Q4'24
Expansion in Mar'25

(a) Logista IMS. (b) Nielsen Offtake. (c) Based on Nielsen, Offtake, Closed systems (excl. open tanks and disposables). (d) Nielsen, Offtake, March 2025
Note: all data refer to FY 2024, unless specified otherwise

60

IQOS Trajectory, an Outstanding 10-Year Journey



HTU
Adj. IMS
SoM
1%
5%
11%
14%
17%
TABACCHI
Curious?

IQOS 2.2 Pilot in Milan

IQOS Expansion in Indirect Retail

Digital loyalty platform
IQOS user community creation via IQOS club

Brand Retail Expansion
Brand Retail expansion with Shop in Shops in premium Malls across Italy

IQOS ILUMA
One of the first markets to launch induction technology both globally and in Europe

***IQOS ILUMA i* and Beyond Tobacco**
Continuing innovation with ILUMA i and LEVIA

2014	2016-17	2019	2021	2022-23	2024

Source: Logista FY Adj. IMS SoM: 2017, 2019, 2021, 2022, 2024

61

Superior Retail Infrastructure in a Multicategory Environment

Tier		Focus
XP Touch-Points	~2% POS/ 45% device sales	Portfolio, Experience & Services (Look of the leader)
Device & Consumables Sellers	~20% POS/ 55% device sales	Portfolio & Visibility
Consumables Sellers	~78% POS	Availability





IQOS KPIs

- **90%** *IQOS* Awareness
- **97%** Consumer Registration Rate
- **76%** CRM Opt-in

Note: XP refers to experiential touchpoints. Source: CRM, NCPT, 2024

62

IQOS in the “League of Icons” Brand Meaningful Difference Index (Italy, 2024) ~140 ~130 ~110 ~200 148 APPLE ARMANI CHANEL AUDI GUCCI Note: Meaningful difference index measures brand strength within own category Source: IQOS, Kantar Brand Equity Advisor, Italy 2024; Other Brands, Kantar BrandZ 2024 63 2% 4% 9% 14% 18% 22% 25% 26% 29% 2% 5% 8% 11% 14% 17% 17% 18% 2017 2018 2019 2020 2021 2022 2023 2024 Q1'25 Outstanding Key City Performance Key Cities(a) Offtake SoM 64 PMI HTU Share (a) Rome and Milan municipalities, Bologna-Modena provinces. Note: Chart not to scale. Source: Key cities - Logista Offtake, Italy – Adjusted IMS Rome 30.2% 31.0% PMI HTU Offtake Share(a) +0.8pp Q1’24 Q1’25 Milan Bologna 25.1% 26.9% 26.7% 27.2% +1.8pp +0.5pp Italy Adj. IMS SoM

Strong *IQOS* Fundamentals, Continued Momentum



IQOS
LANU Sourcing[(a)]
Cigarettes
~73%
~19%
E-Vapor
~8%
HnB



Growing Acquisition Pace[(b)]
Indexed values, 2020 Device to non-IQOS LANU = 100
100
112
116
122
125
2020
2021
2022
2023
2024

(a) Dec'24 *IQOS* Owners Panel, Consolidated. (b) Logista, PM Italy data or estimates

65

Promising Success with *VEEV* and *ZYN*



VEEV Pods Monthly Avg. IMS
(Indexed, H1'23 = 100)
#1
VEEV Market
(as of FY'24)
100
~360
~860
~1,090
~1,400
H1'23
H2'23
H1'24
H2'24
Q1'25



ZYN Sourcing[(a)]
~22%
~38%
~30%
~10%
Cigarettes
E-Vapor
HnB
Oral/Poly[(b)]

(a) Consumer Surveys conducted between Oct'24 and Mar'25, with all respondents declared as LANU. LANU stands for Legal-Age Nicotine Users. (b) Oral & Polyusage. Source: PMI Market Research, Financials and estimates

66

Undisputed Leader in CC



Share of CC Category
95%
PMI Share of Premium Segment[(a)]
48.1%
47.9%
47.8%
46.0%
46.2%
2020
2021
2022
2023
2024



Marlboro Share of CC Category
21.4%
21.0%
20.7%
20.2%
22.6%
2020
2021
2022
2023
2024

(a) PMI Share of Premium and Above Premium. Source: Logista IMS

67

SFPs: Multiplier of Key Financial Metrics in Italy

Indexed values, 2020 = 100



HTU IMS Volume
100
221
2020
2024



Net Revenues
CC
SFP
100
41%
146
64%
2020
2024



Operating Income
100
161
2020
2024

Note: Net revenues and operating income excluding currency and acquisitions. Charts not to scale. Source: PMI Financials or estimates

68

Multicategory Ambition & Strategy • Continue to lead SFP growth in Europe • Accelerate smoke-free performance by deploying all product categories through multicategory execution: – Continue IQOS growth through portfolio innovations and brand building – Maintain VEEV momentum and sustain leadership in closed pods segment – Accelerate ZYN expansion, with focus on building category and brand leveraging on portfolio verticalization •Maintain Marlboro leadership and continue value generation 69 Championing a Smoke-Free World Europe Investor Focus Event: Germany Overview June 24th, 2025 Veronika F. Rost, Managing Director Germany

Veronika F. Rost



- Joined PMI in April 2024 as **Managing Director Germany,** leading the local organization in driving the smoke-free transformation
- 25+ years of experience in global consumer and luxury goods companies, across Europe, Asia and the US. Before joining PMI:
  - Managing Director Germany at Estée Lauder Companies
  - Managing Director Germany, Austria & Switzerland at COTY and Diageo
  - Senior leadership roles at Reckitt Benckiser and Procter & Gamble
- Business Administration degree from Reutlingen University, Germany, Bachelor of Art (Hons.) from Middlesex University, UK, plus MBA from The Wharton School, US

71

Germany: Decentralized with Distinct Consumer Dynamics

Population: **84.6m** (urban 78%, rural 22%),

Level of Urbanization: **Only 4 cities >1m** inhabitants, 2/3 of population live in city below 100k inhabitants

Age: Average **45 years**, 22% 65+yo

26% of population with migrant background

Relatively **low unemployment** (~6%)

Stabilizing inflationary environment (~2%)

Economic downturn (-0.2% GDP Growth in 2024); projected outlook 0% in 2025, 1% in 2026

€25k available income (30% higher than EU avg.) yet **smart-shoppers** and **late adopters**


Rostock
Hamburg
Bremen
Dortmund
Leipzig
Frankfurt
Nürnberg
München

Source: Oxford Economics, GFK, World Bank and Federal Statistical Office . Map represents population density

72

Complex Retail Landscape, Significant E-Commerce Presence

Lekkerland | Edeka | Hall Tabakwaren | Rewe | Tobaccoland | **>560** Wholesalers

>320k Total POS[(a)]

	Petrol	Tobacconist & General Trade	Hypermarket, Supermarket	Discounter	Vending	Digital/Online
#POS ('000)	13	18	23	16	250	19 E-retailers, E-grocery, Own website
Cigarettes Industry Volume Distribution	29%	24%	25%	8%	14%	

(a) Including 250k vending machines. Source: PMI Financials or estimates

73

PMG: Strong Contributor to German Economy & Employment

PMG's Contribution to German Economy[(a)]

€54.7bn

- € 33.2bn — Tax revenues from PMG
- € 20bn — Economic impact
- € 1.5bn — Retailers' value

€ 4.5bn PMI / PMG investment in supplier network

PMG's Contribution to Employment

6,133 Jobs
Total Employment Impact
(1.4k direct, 2.9k indirect, 1.8k induced jobs)

x4.3
Multiplier for total employment
Each job at PMG estimated to generate 3.3 additional jobs in the value chain

x2.7
Economic multiplier[(a)]
For every euro invested, an additional economic effect of 1.7 euros generated along the supply chain

(a) 2019 – 2023. Source: Economic footprint of PMI in the EU 2019-2023, prepared by EY Parthenon at the request of Philip Morris International (PMI) to assess the economic, social, and cognitive impact of PMI's activities on the socio-economic development of the EU. Note: A glossary of relevant terms is available in the appendix at the end of this presentation

74

Consumer: ~16 Million LANUs, Growing Poly-Users



LANU
~16m
Exclusive CC Smokers
~10.5m
66%
Exclusive E-Vapor
~1.2m
8%
Exclusive HnB
~0.8m
5%
Exclusive Oral
~0.3m
2%
Polyusers
~3.0m
19%

Note: Based on past 7-day use, Q4'24. LANU stands for Legal-Age Nicotine Users. E-vapor includes open systems. All categories include illicit. Polyusers includes those who use 2 or more categories, including CC. Source: PMI Market Research or estimates

75

Industry Volume: Gradual Transition towards SFPs



Industry Volume(a)
(Indexed, 2020 = 100)
Combustible
100
92
91
CAGR
(2020-2024)
(2)%
+22%
224
124
SFP(b)
100
2020
2022
2024

Distinctive in Germany (FY'24)



Cigarette Trade Brands
>15% SoM



Big packs
>50% cig. volume[c]

Full Flavor
>60% cig. volume

(a) Reported industry data based on IMS. Combustible including cigarettes and OTP; (b) SFP includes HTU based on industry data (adjusted for 2022, 2023 and 2024) and e-vapor excluding open tanks. (c) 2XL-9XL packs. Note: Chart is not to scale. Source: PMI Financials or estimates and Nielsen

76

Industry Value: Increase Driven by Pricing & SFP Growth...



Industry Net Revenues(a)
(Indexed, 2018=100)
CAGR
Total
100
119
124
+4.2%
SFP
4%
11%
12%
+27.6%
Combustible
96%
89%
88%
+2.6%
2018
2021
2024



PMG
SFP Volume (in bn sticks)
x11
0.4
4.4
2018
2024
Cigarettes Price Variance YoY(a)
x2
2018
2024

(a) Calculation is on an organic basis. Note: SFP includes HTU and E-vapor excluding open tanks. Chart is not to scale. Source: PMI Financials or Estimates

77

...Resulting in Significant Net Revenue & OI Growth for PMG



PMG Net Revenues
(Indexed, 2018=100)
+7.7%
CAGR
100
157
2018
2024



PMG Operating Income
(Indexed, 2018=100)
+8.5%
CAGR
100
163
2018
2024

Note: Net revenues and operating income excluding currency and acquisitions. Source: PMI Financials or estimates

78

PMG: Undisputed Leader in Highly Competitive Environment



Top Brands Share of Market (Q1'25)(a)
#1 Premium Cig.
21.1%
#1 HnB
7.9%
#1 Low Cig.
7.8%
PMG Holds Top 3 Brands
L&M
Marlboro
IQOS HTUs
L&M
Pall Mall
JPS

(a) Estimated Brand split for TMOs, based on reported IMS data. Source: PMI Financials or Estimates

79

HnB: Accelerating *IQOS* Volume with Further Potential



Jun'17
IQOS National roll-out
IQOS 3 & IQOS 3 Multi
IQOS 3 Duo
IQOS Original
IQOS ILUMA
HTU Adj. IMS (billion units)
1.1
0.1
Users (mio)
0.1
0.4
0.9
1.6
2.3
2.8
3.7
4.3
IQOS ILUMA i
LEVIA
DELIA
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Nielsen Panel, PMI Financials or Estimates.

80

Excellent Commercial KPIs, Underpinning Robust Growth 81 >30% Registration Rate (Experiential Touchpoints) Early Conversion Rate Devices Sold IQOS.com Devices Sold in Digital Channels Devices to LAS (Experiential Touchpoints) #1 in Europe #2 Worldwide 90% 81% (+6pp vs. PY) 67% Note: Early conversion rate represents conversion within first 90 days after purchase. Source: PMI Financials or estimates, 2024 data (peak for conversion rate) IQOS Momentum in Focus Cities Demonstrating the Potential 82 0% 2% 4% 6% 8% 10% 12% 14% PMI HTU Share National Shares Reaching Prior City Levels Within 2-3 years Munich 13.2% 12.0% Q1’24 Q1’25 Stuttgart 14.4% 12.8% PMI HTU Offtake Share 7.7% National (Adj. IMS Share) 13.0% Key City Avg.(a) (Offtake Share) +1.6pp +1.2pp (a) Reflects the average of Hamburg, Munich and Stuttgart. Source: PMI Panel Nielsen, Financials or estimates

E-Vapor: Building Strong Category Position, Focused on Pods

E-Vapor Market Performance
(estimated in bn eq. units)



6.4
6.3
6.8
Total Vape
CAGR +3.5%
5.4
4.5
4.0
Open System
(58% SoC)
VEEV One
(April'24)
1.8
Pods
(27% SoC)
1.2
0.5
1.1
Disposables
(15% SoC)
0.5
0.7
2022
2023
2024

VEEV ONE (Pods) Offtake Volume
(Indexed, Q2'24=100)



#3
Brand
x4
388
100
Q2'24
Q1'25

83

Note: #3 Brand is based on SoM in pods category. Source: PMI Financials or estimates, Nielsen Panel, 1ml liquid = 10 equivalent units

Engaging Consumer Activation to Build Superior Brand Equity



Multicategory Island



Own Events



Ecom & *IQOS* Website



Brand Retail



Sales Experts

2024 Meaningful Difference Index[(a)]

	Marlboro	*IQOS*
Index	140	126
Gap to competition[(b)]	31	27[(c)]

Other Local Brands[(d)]

Tchibo	BMW	Adidas
119	141	147

(a) Kantar Brand Equity Advisor.Meaningful difference index: meaningful refers to the capacity of brands to drive affinity among Legal Age Smokers (LAS) and address their needs; difference refers to the ability of brands to generate perceptions of uniqueness and trendsetting among LAS. Meaningful difference is reported as a combined index score, where 100 represents the category average. (b) Represents index point gap to closest competitor, SFP for *IQOS*. Note: In the studies, *Marlboro* is not benchmark vs. *IQOS*, the two studies are therefore not comparable; (c) Reflects gap vs. closest competing HnB competitor; (d) Kantar BrandZ 2024 data. Source: PMI Financials or estimates

84

Oral: PMG Preparing for *ZYN*, behind Appropriate Regulation

- Regulatory: Nicotine pouches effectively banned due to current German "novel food" classification
- Commercialization: Selling not allowed, but consumption is legal
- Current Access: Sourcing online, from neighboring countries or via local retail channels selling illegally
- Next Steps: Address with new government coalition



Germany
Market Access – EU member states
Market Access – non-EU member states
Category ban
Restricted Access or proposed ban/restriction

85

PMG Multicategory Ambition & Strategy

Cigarettes	Deliver value while keeping leadership through portfolio tiering
HnB	Accelerate growth by converting legal-age cigarette smokers through expanded portfolio, brand appeal and geographical focus
VEEV — E-Vapor	Establish #1 position within pods through superior brand building
ZYN — Nicotine Pouches	Advocate for appropriate category regulation and prepare for *ZYN* launch and commercialization

PHILIP MORRIS GMBH

Undisputed Leader Across Total Nicotine Market

86

PHILIP MORRIS INTERNATIONAL

Championing a Smoke-Free World

Europe Investor Focus Event: Greece Overview

June 24th, 2025

Kostas Salvaras, *Area Vice President South-East Europe*

Kostas Salvaras, Vice President South-East Europe Area



29 years in PMI, with a **diverse experience** spanning sales & distribution, marketing, consumer experience, SFP and general management in **Ukraine, Russia, Japan, Greece** and **USA**

More recently held the roles of **VP Inhalable Smoke-free Products PMI USA, President PMI Russia** and **Managing Director PMI Ukraine, Caucasus & Moldova**

13 markets with a **population of 61m** and **14m LANU**

7 countries in EU, 6 candidates

$1.1 trillion GDP

+4k employees, 4 factories[(a)]



Slovenia
Croatia
Romania
Bosnia & Herzegovina
Serbia
Kosovo
Bulgaria
Montenegro
North Macedonia
Greece
Albania
Cyprus
Malta

(a) Includes joint venture in North Macedonia

88

Greece At a Glance

Population[a] of **~10.5m**
(46% urban)

Tourism arrivals[b] **~36m**
(~13% direct contribution to GDP)

~2.7m LANU[c]
(43.6% Nicotine Incidence)

$24,720 GDP/capita[d]
(+39% vs. 2020)

+2.3% Real GDP Growth[e]
(x2.1 vs. EU average)

150.9% Debt/GDP[f]
(improving by ~28pp vs. 2020)

+1.4% Budget Surplus[g] Q1'25
(+3.2% projection FY'25)

Investment-grade status regained[h]
(Moody's credit rating upgrade, with stable outlook - March'25)


Athens
3.8m (36%)(a)

(a) Hellenic Statistical Authority, (b) Institute of Greek Tourism Confederation, (c) PMI estimate (d) Greece, 2024, IMF (World Economic Outlook (October 2024) - GDP per capita, current prices), (e) Greece, 2024 vs. 2023, IMF (World Economic Outlook (October 2024) - Real GDP growth), (f) Greece, 2024, IMF (World Economic Outlook (October 2024) - General Government Gross Debt (% of GDP)), (g) Greek Ministry of National Economy and Finance (Medium-Term Fiscal Structural Plan 2025-2028 update April'25), (h) Moody's (March'25)

89

Papastratos: 95 Years of Strong Heritage Reinvented

Estimated Footprint

- ~€700m investment since *IQOS* launch[a]
- Approx. >85% of production exported
  35+ countries
- ~€0.4bn exports value
  > fresh vegetables


ΠΑΠΑΣΤΡΑΤΟΣ
PAPASTRATOS
AN AFFILIATE OF PHILIP MORRIS INTERNATIONAL

- Approx. >€1bn taxes annually
  ~2% of Government revenues
- Direct employment of ~1.4k people

Route to Market

- General Trade market
  ~95% of the market general trade, of which ~1/3 kiosks



- 95 years Exclusive Distributors Model

(a) Planned to be completed by 2025. Note: A glossary of relevant terms is available in the appendix at the end of this presentation. Source: PMI internal estimates

90

Papastratos: 95 Years of Strong Heritage Reinvented

Corporate Brand

- **Most Admired Company** for 4 years in a row
  (Fortune)
- **Most Attractive Employer** for 5 years in a row
  (Randstad)


FORTUNE
ΠΑΠΑΣΤΡΑΤΟΣ

- The only Equal Salary Certified in Greece

Regulation & Taxation

- SFP as a **pillar of harm reduction** strategy
  (National Action Plan against smoking)



- **Approved health claims** for *IQOS ILUMA* and *TEREA*
- **Stable tobacco taxation** since 2017

91

>50% LANUs Embracing SFP Categories

LANU ~2.7m

- Exclusive CC Smokers ~1.3m — 48%
- Exclusive HnB ~0.6m — 22%
- Exclusive E-Vapor ~0.2m — 7%
- Exclusive Oral ~0.03m — 1%
- Polyusers ~0.6m — 22%

Note: Based on past 7-day use, Q4'24. LANU stands for Legal-Age Nicotine Users. E-vapor includes open systems. All categories include illicit. Polyusers includes those who use 2 or more categories, including CC. Source: PMI Market Research or estimates

92

Success Across All Categories in Greece



HnB
84% SoC[(a)]

Category leader & #1 nicotine brand


Το κάπνισμα προκαλεί 9 στους 10 καρκίνους του πνεύμονα
Marlboro

Cigarettes
32% SoC[(a)]

Category leader & #2 nicotine brand



E-Vapor
37% SoC[(b)]

Category leader in Pods


MINI
POUCHES ΝΙΚΟΤΙΝΗΣ
ZYN
COOL MINT
MEDIUM

Nicotine Pouches
14% SoC[(b)]

Launch Jul'24 Expansion Feb'25

(a) Based on reported Actual IMS (2024) (b) Based on Nielsen, April'25, Closed systems (excl. open tanks and disposables) & Nicotine Pouches

93

IQOS: Dynamic & Accelerating Growth


HnB IMS Volume
(Indexed, 2017=100)
CAGR +50%
PMI HTU Offtake SoM
2017: 100, 1%
2018: 314, 5%
2019: 575, 9%
2020: 710, 11%
2021: 913, 14%
2022: 1,131, 16%
2023: 1,446, 19%
2024: 1,746, 22%
ILUMA launch
#1 Nicotine Brand (Since Jan'23)
IQOS National Launch
>50% Net Revenues from SFP
>75% Net Revenues from SFP (in Q4'23)
Volume Q4'24 HnB > Cigs

Source: PMI Financials or Estimates

94

IQOS Momentum in Athens Demonstrates National Potential 95 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Q 1' 20 Q 2' 20 Q 3' 20 Q 4' 20 Q 1' 21 Q 2' 21 Q 3' 21 Q 4' 21 Q 1' 22 Q 2' 22 Q 3' 22 Q 4' 22 Q 1' 23 Q 2' 23 Q 3' 23 Q 4' 23 Q 1' 24 Q 2' 24 Q 3' 24 Q 4' 24 Q 1' 25 PMI HTU Offtake Share PMI HTU Offtake Share 26.5% National 34.4% Athens National Share Reaching Prior Capital Levels Within 2-3 years Q1’24 Q1’25 Source: Nielsen and internal estimates +2.9pp +2.6pp Athens 31.5% 34.4% 23.9% 26.5% National VEEV: #1 in Pod Segment 96 +163% volume growth Q1’25 vs. PY Source: Nielsen and PMI financials 74% 58% 47% 35% 3% 18% 26% 37% Competitor Sep’23 Sep’24 Apr’25 Offtake Share of Category (e-vapor closed pods) Apr’24

Strong 'Phygital' Ecosystem Supports Multicategory Deployment


ΑΤΜΙΣΜΑ
Brand Retail


IQOS Partners


Indirect Retail
& Tech Chains


In store promotion


Events & HORECA


Digital Engagement


Ecom & Digital Care


Members Get
Members

Note: All activities are directed to Legal Age Nicotine Users

97

Focus on Brand Building Results in Strong Consumer KPIs


IQOS
Together X
Together X event
IQOS ILUMA i event
TEREA
Limited edition packs
Device customization

Meaningful Difference Index[a], '24

IQOS

158

+54 vs closest SFP competitor

56.4 *IQOS* Brand NPS [c]

Salience Index[a], '24

VEEV

82

#2 in e-vapor

Source: (a) Kantar Brand Equity Advisor , 2024 (b) Adoption Tracker, FY 2024, Base: P12M (c) Brand NPS: Qualtrics NPS FY 2024 (d) P4 Post Buy Tracker Veev entrants 12mm 2024. All activities are directed to Legal Age Nicotine Users

98

Strong Performance Driven by SFP Growth



Volume Evolution(a)
10% CAGR
1.4x
26% CAGR
Total
SFP
Cigarettes
2020
2024



Net Revenues & Operating Income
1.8x
17% CAGR
78% SFPs
Net Revenues
2020
2024
3.0x
32% CAGR
Operating Income
2020
2024

(a) PMI IMS data. SFP includes HnB, e-vapor & oral smokeless. Note: Net revenues and operating income excluding currency and acquisitions. Chart not to scale.
Source: PMI Financials or estimates

99

Preserving Heritage and Realizing Smoke-Free Future

Leverage **strong competitive advantages** to **win in every category:**

- Established **Corporate brand &** 95 years of **heritage**
- Superior **Brand Equity, #1 nicotine brand (*IQOS*), #1 in pods (*VEEV*), #1 in cigarettes *(Marlboro)***
- **Exclusive distribution model** & excellent **commercial engine** with **own infrastructure**



LEVIA
TEREA





ZYN

100

Championing a Smoke-Free World Europe Investor Focus Event: Romania Overview June 24th, 2025 Kostas Salvaras, Area Vice President South-East Europe Population 19m (~70% in cities below 100k & rural areas) 4m Romanians living abroad LANU 4.2m (36.4% Nicotine Incidence) Status signaling important (39% premium share in cigarettes vs. 24% EU) $370bn GDP (+48% vs. 2020) $1,200 average net monthly salary (+42% vs. 2020) $110bn in EU funding since accession Growing Economy, 6th Most Populous Country in the EU 102 Fast paced growth, closing gap vs. EU 55 56 58 63 66 69 72 72 74 78 79 2014 2024 GDP/Capita Index (EU=100) Note: LANU stands for Legal Age Nicotine Users. Source: IMF Apr 25, Eurostat, NCPT 2024, Eurobarometer Mar 2025

PMI Romania: Key Contributor to the Economy

Estimated Footprint

- **~€650m** investment since *IQOS* launch (2017)
- **~€850m** taxes in 2023 (~1.6% of Gov. revenues)
- **~€620m** exports to 54 markets (1% of Romania's exports)
- Direct employment of **~1.5k people** (Employment incl. value chain impact of ~8.8k)



2nd Biggest SFP factory in EU

Corporate Brand

- **#1 Employer** in CPG and #2 overall (Unde Lucrăm)
- **Employee engagement** index at 94%
- Best industry recycling program



Fiscal and Regulatory

- **5-year excise tax plan, fiscal categories established for all SFP products** (nicotine pouches since 2024)
- SFP are mentioned as **reduced risk products in local legislation** (differentiated communication permitted)

Note: A glossary of relevant terms is available in the appendix at the end of this presentation. Source: PMI internal estimates

103

Fragmented Traditional Trade, Consolidated Key Accounts

Vincom | Legra Tex | Punctual Comimpex | Licurici | Luzan Logistic — **48** Wholesalers

48k Total POS

	Supermarket	Gas	Discounter	Tobacconist	General Trade (urban)	General Trade (rural)
#POS ('000)	3.4	1.4	0.9	0.7	15	27








Industry Volume Distribution: 38% (Supermarket, Gas, Discounter, Tobacconist) | 35% (General Trade urban) | 27% (General Trade rural)

Digital / Online



16 E-retailers

Source: Nielsen

104

LANUs Embracing SFP, Significant Potential to Convert Smokers



LANU
~4.2m
Exclusive CC Smokers
~2.6m
62%
Exclusive HnB
~0.6m
14%
Exclusive E-Vapor
~0.2m
5%
Exclusive Oral
~0.1m
2%
Polyusers
~0.7m
17%

Note: Based on past 7-day use, Q4'24. LANU stands for Legal-Age Nicotine Users. E-vapor includes open systems. All categories include illicit. Polyusers includes those who use 2 or more categories, including CC. Source: PMI Market Research or estimates

105

Gaining Market Share in Highly Competitive Environment

Total Nicotine Share of Market (%)



Competitor 1
Competitor 2
PMI Romania
14.3%
22.1%
2020
Q1 2025

Note: Total SoM comprises CC, HnB, e-vapor. Source: PMI estimate

106

Leader in SFPs, Growing Across All Categories






MINI
PLICULEȚE CU NICOTINĂ
ZYN
SPEARMINT

HnB	Vape Pods	Nicotine Pouches	Cigarettes
86% SoC[(a)]	***64% SoC[(b)]***	***19% SoC[(c)]***	***13.4% SoC[(d)]***
Category leader	**Category leader**	**Launched Nov'24**	**Growing +1.5pp vs. 2020**

(a) Based on reported Actual IMS (FY'24). (b) Nielsen SoC in pods Dec'24 (excl. open tanks and disposables). (c) Nicotine Pouches Actual IMS Dec'24. (d) Based on reported Actual IMS (FY'24)

107

Continuous *IQOS* Growth Since 2017 National Expansion




HTU IMS
(Indexed, 2017=100)
CAGR
+42%
100
213
262
325
480
742
974
ILUMA
launch
1,138
DELIA
launch
2017
2018
2019
2020
2021
2022
2023
2024
IQOS National Expansion
Reached 50% of Net Revenue
HnB volume > Marlboro volume
1 Brand in Bucharest

Note: PMI HTU offtake share in Bucharest, 20.4% in Q1'25 (based on CC and HTU), as reported in Q1'25 Earnings. Source: PMI data and estimates, Nielsen

108

VEEV: #1 in E-Vapor Closed Systems



Offtake Share of Category
(Total closed systems[a])
Competitor
43%
43%
36%
44%
VEEV
21%
27%
Apr'24
Sep'24
Apr'25

64% SoC in Pods Dec'24

x3.1 IMS Q1'25 vs. PY



VEEV
one
Classic Tobacco
1.8%
Acest produs conține nicotină. Nicotina generează un grad ridicat de dependență.

(a) Includes pods & disposables. Source: Nielsen

109

Multicategory Approach Driven by Consumer Centricity



Brand Retail
Store activation
Indirect Retail
IQOS CLUB
HoReCa
Digital Engagement
E-commerce
Events

Note: All activities are directed to Legal Age Nicotine Users

110

IQOS Club Driving Loyalty and Engagement

Drivers	**MEMBERS ONLY CAMPAIGNS** Special Prizes	**FIRST TO GET** New launches & limited editions	**OWN EVENTS ACTIVATIONS** Access to our Events	**INTERACTIVE ENGAGEMENT** Badges, Leaderboards	**AUTO DELIVERY** Convenience
Reach	**75M** Page views	**88%** *IQOS* users in Club	**73%** Engaged		
vs. non-club	**+8p** Brand NPS	**+12pp** Advocacy	**+5.2pp** Conversion		

Source: PMI internal data. All activities are directed to Legal Age Nicotine Users

Brand Building Driving Strong Equity



Aoki *IQOS* own event, 5k LANU


IQOS ILUMA
STEVE AOKI

Activation with limited edition


IQOS

HoReCa engagement

Meaningful Difference Index
(*IQOS* 2024, *Marlboro* 2023)

Salience Index
(2024, 1st year of *VEEV*)


AWARDED
Superbrands
IQOS
VEEV
146
+26 vs. closest competitor
116
77
#2
in e-vapor

73 Brand NPS

56 Brand NPS

Source: BEA 2024, 2023 *Marlboro* Study. All activities are directed to Legal Age Nicotine Users

112

SFP Volume Growth and Pricing Driving Profitable Growth



Volume Evolution(a)
Total
1.6x
37%
CAGR
SFP
Cigarettes
2020
2024



Net Revenues & Operating Income
2.0x
20%
CAGR
~60%
SFP share
Net
Revenues
2020
2024
2.8x
29%
CAGR
Operating
Income
2020
2024

(a) PMI IMS data. SFP includes HnB, e-vapor & oral smokeless. Note: Net revenues and operating income excluding currency and acquisitions. Source: PMI Financials or estimates

113

Romania: Winning in Competitor Stronghold

Capturing the growing SFP opportunity:

- ***IQOS* #1** Brand Equity in SFP
- ***VEEV* #1** share in closed systems
- ***ZYN*** as future growth engine

- **Value opportunity in cigarettes**
- **Engaged organization,** advanced customer facing **infrastructure** and **high return** commercial investments



Win in all Categories
ZYN

114

Championing a Smoke-Free World Europe Investor Focus Event June 24, 2025 Championing a Smoke-Free World 116 Appendix and Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions
		2021					Years Ended December 31,		2020			% Change	
$ 6,357	$ (179)	$ 6,535	$ 393	$ 6,142	$ 19	$ 6,123	Europe	$ 5,352	$ (96)	$ 5,448	20.0%	12.7%	12.4%
		2022					Years Ended December 31,		2021			% Change	
$ 5,518	$ (470)	$ 5,988	$ (1,021)	$ 7,009	$ 2	$ 7,007	Europe	$ 6,357	$ (179)	$ 6,535	(8.4)%	7.3%	7.2%
		2023					Years Ended December 31,		2022			% Change	
$ 5,299	$ (1,061)	$ 6,360	$ 185	$ 6,175	$ 177	$ 5,998	Europe	$ 5,518	$ (470)	$ 5,988	6.2%	3.1%	0.2%
		2024					Years Ended December 31,		2023			% Change	
$ 6,547	$ (432)	$ 6,979	$ 3	$ 6,976	$ -	$ 6,976	Europe	$ 5,299	$ (1,061)	$ 6,360	9.7%	9.7%	9.7%

Source: PMI Financials or estimates

117

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Years Ended December 31,				
Europe Region	2020	2021	2022	2023	2024
Reported Operating Income	$ 5,352	$ 6,357	$ 5,518	$ 5,299	$ 6,547
Asset acquisition cost	-	(51)	-	-	-
Restructuring charges	(59)	(72)	-	(47)	-
Amortization of intangibles	(37)	(55)	(106)	(221)	(206)
Impairment of goodwill and other intangibles	-	-	(112)	(680)	(26)
Charges related to the war in Ukraine	-	-	(151)	(53)	-
Costs associated with Swedish Match AB offer	-	-	(53)	-	-
Swedish Match AB acquisition accounting related items	-	-	(48)	-	-
Termination of agreement with Foundation for a Smoke-Free World	-	-	-	(60)	-
Loss on sale of Vectura Group	-	-	-	-	(199)
Adjusted Operating Income	$ 5,448	$ 6,535	$ 5,988	$ 6,360	$ 6,979

Source: PMI Financials or estimates

118

Glossary: Economic footprint 119 Economic footprint of PMI in the EU 2019-2023 , prepared by EY Parthenon at the request of Philip Morris International (PMI) to assess the economic, social, and cognitive impact of PMI's activities on the socio-economic development of the EU. It was complemented by some local external studies (such as Studio 4 Capitali – Ambrosetti for Italy) prepared for some key EU markets. The direct, indirect and induced contributions generated by PMI’s business activity in the European Union and different EU markets have been estimated by applying econometric models based on sectoral interdependencies (i.e., Leontief Model). Therefore, most of the data relies on estimates and modeling that cannot be directly linked to PMI Financials. PMI’s contribution: Reference to slides 7, 58, 74, 90, 103 • Total Contribution is the result of the estimated PMI impact of three distinct components: Tax revenue, Business activities and Retail value. • Tax Revenue refers to the total estimated amount generated from various forms of taxation due to PMI's activities. This includes excise taxes on the sale of PMI products, corporate income taxes, and value-added taxes (VAT). • Economic Impact of PMI’s business activities comprises the direct, indirect, and induced effects of its operations. This includes the estimated:⎼ Direct effects from the output produced by PMI's core business activities, including production and sales.⎼ Indirect effects from the activities generated within PMI's supply chain, using input-output tables to capture interdependencies between industries.⎼ Induced effects from the spending of income earned through direct and indirect activities, using household spending patterns and interconnections between sectors. • Retail Value refers to the estimated value generated by the retailer's margins from the sale of PMI products. • Total Export refers to the estimated value of PMI's products exported from the EU and specific EU markets. • Investment in Supplier Network refers to the estimated financial resources PMI spends on its suppliers within the EU or specific EU markets. This includes expenditures on raw materials, packaging, logistics, and other essential services. • The Economic Multiplier is a factor used to estimate the broader economic impact of an initial investment. It represents the total estimated value generated in the economy for each unit of direct effects. • Indirect jobs is estimated based on primarily driven by PMI’s extensive activities in labor-intensive industries such as agriculture (for raw material), with suppliers and service providers. • Induced jobs is the estimated demand generated by PMI’s direct and indirect jobs that stimulates additional economic activity, leading to an estimated impact on employment in various other sectors of the European Union and specific market economy. • Investments in manufacturing technology and innovation / Investments since IQOS launch represent the estimated amounts spent for the commissioning/transformation of the production plants into RRP (reduced-risk products) as well as the expansion and constant modernization of the various sites and machinery. Championing a Smoke-Free World Europe Investor Focus Event June 24, 2025